FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      June 28, 2001
                                                           -------------


                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-83815               94-3328762
          --------                   ---------               ----------
  (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


    Coso Finance Partners            California              68-0133679
    Coso Energy Developers           California              94-3071296
    Coso Power Developers            California              94-3102796
    ---------------------            ----------              ----------
(Exact names of Registrants as     (State or other         (IRS Employer
  specified in their charters)     jurisdiction of       Identification No.)
                                    incorporation)


 1114 Avenue of the Americas, 41st Floor, New York, New York  10036-7790
 -----------------------------------------------------------  ----------
              (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code    (212) 921-9099
                                                           --------------

                                 Not Applicable
                                 --------------
       (Former name or former address, if changed  since last report.)

Item  5.        Other Events.

     The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II (together, the "Coso Partnerships"), their transmission lines, wells, gathering system and other related facilities. The Coso projects are located near one another in the Mojave Desert approximately 150 miles northeast of Los Angeles, California, and have been generating electricity since the late 1980's. The Coso Partnerships sell 100% of the electrical energy generated at the plants to Southern California Edison ("Edison") under three long-term Standard Offer No. 4 power purchase agreements.

     Caithness Coso Funding Corp. ("Funding Corp.") is a single-purpose Delaware Corporation formed to issue senior secured notes ("Notes") for its own account and as an agent acting on behalf of the Coso Partnerships. On May 28, 1999, Funding Corp. sold $413,000,000 of senior secured notes. Pursuant to separate credit agreements between Funding Corp. and each partnership, the net proceeds from the offering of the Notes were loaned to the Coso Partnerships. Payment of the Notes is provided for by payments made by the Coso Partnerships to Funding Corp. under their respective project loans. Funding Corp. has no material assets, other than the project loans, and does not conduct any operations apart from issuing the Notes and making the project loans to the partnerships.

     On January 16, 2001 Edison announced that it was temporarily suspending energy payments to the Coso Partnerships pending a solution to its liquidity crisis. Edison's failure to make payments to the Coso Partnerships for energy delivered from November 2000 through March 26, 2001 has led to an uncollected amount of approximately $109 million. On June 19, 2001, Edison entered into an agreement (the "Agreement") with the Coso Partnerships, along with other Qualifying Facilities, that addresses renewable energy pricing and payment issues. The Agreement confirms the $109 million as the amount due to the Coso Partnerships (such amount, the "Stipulated Amount") as well as terms for the payment of interest ("Interest") on the Stipulated Amount. More specifically, the Agreement calls for the following:

* Payment of 10% of the Stipulated Amount plus Interest on the entire Stipulated Amount within three (3) business days (which has been received);

*    Continued monthly Interest payments going forward at 7% per annum;

* Payment of 10% of the Stipulated Amount within five (5) business days after the Memorandum of Understanding ("MOU") between Edison and the California Department of Water Resources has been implemented by appropriate legislation and orders issued by the California Public Utilities Commission ("CPUC");

* Final payment of the remaining Stipulated Amount plus accrued Interest within five (5) business days after Edison receives proceeds from the first financing resulting from the MOU or other legislative mechanism designed to restore Edison's creditworthiness;

* After final payment of the Stipulated Amount, establishes an average Short Run Avoided Cost ("SRAC") of 5.37 cents/kWh for energy sales to Edison for the next five (5) years (the "Fixed Price Period").

     The Coso Partnerships believe that the Agreement and resulting governmental initiatives that implement the MOU, if enacted, will provide stability for Edison and substantially mitigate uncertainties relating to payment and pricing.

     Some provisions of the Agreement require consent or action on behalf of certain governing authorities including the CPUC, the Legislature and Governor of the State of California. While management of the Coso Partnerships, as well as other power generators, have been involved in negotiations with Edison and various governing authorities, there can be no assurance that the Agreement will achieve the required consensus of those governing authorities, nor as to when such consensus may occur.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Coso Partnerships to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of the Coso Partnerships. In connection with the safe harbor provisions of the Reform Act, the Coso Partnerships have identified important factors that could cause actual results to differ materially from such expectations, including resolution of the energy crisis in California, operating uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2001                    CAITHNESS COSO FUNDING CORP.,
                                        a Delaware corporation

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO FINANCE PARTNERS
                                        a California general partnership

                                        By:  New CLOC Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO ENERGY DEVELOPERS
                                        a California general partnership

                                        By:  New CHIP Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)


                                        COSO POWER DEVELOPERS
                                        a California general partnership

                                        By:  New CTC Company, LLC,
                                                its Managing General Partner

                                        By:  /S/ CHRISTOPHER T. MCCALLION
                                             ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President &
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)